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                                 UMB BANK, N.A.                     EXHIBIT 10.1
                                 P.O. BOX 419226
                        KANSAS CITY, MISSOURI  64141-6226
                                 (816) 860-7000





June 16, 1995



Mr. Gary Abernathy, President
Saztec International, Inc.
6700 Corporate Drive
Kansas City, Missouri  64120

Dear Mr. Abernathy:

Please allow this letter to serve as a formal amendment to this bank's commitment letter to Mr. Robert P. Dunne dated March 22, 1995. Item number one is being modified to extend the maturity of the $750,000 Authority to Loan which is made available to Saztec International, Inc. from the most recently amended maturity date of June 15, 1995, to July 14, 1995. Also being amended is item number six which calls for advances under the Authority to Loan to bear an interest rate at 3% over UMB, n.a.'s prime rate of interest. The new interest rate will be this bank's prime rate of interest plus 4% adjusted daily. Additionally affected are items number 9 and 10. Respectively they call for a consolidated net worth of $2,200,000 and a total consolidated indebtedness to total consolidated net worth ratio not to exceed 2.5:1. Both item nine and ten are being waived until the expiration of this commitment which is July 14, 1995.

All other terms and conditions contained in the commitment letter dated March 2, 1995 will remain in effect.

If you agree to the above terms and conditions, kindly acknowledge the same by signing in the space provided for that purpose below and return the original of this amendment to the undersigned not later than June 19, 1995.

Sincerely,

UMB BANK, n.a.



By:    /s/   Ned C. Voth
     -------------------------------------
     Ned C. Voth
     Community Bank President


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Mr. Gary Abernathy
President
Saztec International, Inc.
Page 2




The undersigned hereby acknowledges and agrees to the above described amendment to the commitment letter dated March 22, 1995, and agrees this amendment becomes a part of the above described commitment letter and also agrees the bank makes no commitment whatsoever beyond July 14, 1995.

SAZTEC INTERNATIONAL, INC.
and all Subsidiaries


By:    /s/  Gary Abernathy
     ------------------------------------
     Gary Abernathy
     President


Dated            6-19-95
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